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                                                                    EXHIBIT 21.1

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                                LIST OF SUBSIDIARIES

THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership

MACERICH FARGO ASSOCIATES, a California general partnership

MACERICH BRISTOL ASSOCIATES, a California general partnership

MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership

MACERICH BUENAVENTURA GP CORP., a Delaware corporation

MACERICH NORTHWESTERN ASSOCIATES, a California general partnership

MACERICH CITADEL LIMITED PARTNERSHIP, a California limited partnership

MACERICH CITADEL GP CORP., a Delaware corporation

MACERICH EQ LIMITED PARTNERSHIP, a California limited partnership

MACERICH EQ GP CORP., a Delaware corporation

MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership

MACERICH FRESNO GP CORP., a Delaware corporation

MACERICH GREAT FALLS LIMITED PARTNERSHIP, a California limited partnership

MACERICH GREAT FALLS GP CORP., a Delaware corporation

MACERICH GREELEY ASSOCIATES, a California general partnership

MACERICH HUNTINGTON LIMITED PARTNERSHIP, a California limited partnership

MACERICH HUNTINGTON GP CORP., a Delaware corporation

NORTHGATE MALL ASSOCIATES, a California general partnership

NORTH VALLEY PLAZA ASSOCIATES, a California general partnership

PANORAMA CITY ASSOCIATES, a California general partnership

LAKEWOOD MALL BUSINESS COMPANY, a Delaware business trust

LAKEWOOD MALL FINANCE COMPANY, a Delaware corporation

MACERICH PROPERTY MANAGEMENT COMPANY, a California corporation

MACERICH MANAGEMENT COMPANY, a California corporation

MACERICH MANHATTAN LIMITED PARTNERSHIP, a California limited partnership

MACERICH MANHATTAN GP CORP., a Delaware corporation

MANHATTAN VILLAGE LLC, a California limited liability company

MACERICH MANHATTAN MANAGEMENT COMPANY, a California corporation

MACERICH MARINA LIMITED PARTNERSHIP, a California limited partnership

MACERICH MARINA GP CORP., a Delaware corporation

MACERICH OKLAHOMA LIMITED PARTNERSHIP, a California limited partnership

MACERICH OKLAHOMA GP CORP., a Delaware corporation

MACERICH PROPERTY EQ GP CORP., a Delaware corporation

MACERICH QUEENS LIMITED PARTNERSHIP, a California limited partnership

MACERICH QUEENS GP CORP., a Delaware corporation

MACERICH QUEENS FUNDING CORP., a Delaware corporation

MACERICH QUEENS ADJACENT GP CORP, a Delaware corporation
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
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                                LIST OF SUBSIDIARIES

MACERICH QUEENS ADJACENT GUARANTY G.P. CORP., a Delaware corporation

MACERICH QUEENS ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH RIMROCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH RIMROCK GP CORP., a Delaware corporation

MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG GP CORP., a Delaware corporation

MACERICH SCG FUNDING LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG HOLDING LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG FUNDING GP CORP., a Delaware corporation

MACERICH SASSAFRAS GP CORP., a Delaware corporation

MACERICH SASSAFRAS LIMITED PARTNERSHIP, a California limited partnership

MACERICH SOUTH TOWNE LIMITED PARTNERSHIP, a California limited partnership

MACERICH SOUTH TOWNE GP CORP., a Delaware corporation

MACERICH ST MARKETPLACE LIMITED PARTNERSHIP, a California limited partnership

MACERICH ST MARKETPLACE GP CORP., a Delaware corporation

MACERICH STONEWOOD LIMITED PARTNERSHIP, a California limited partnership

MACERICH STONEWOOD GP CORP., a Delaware corporation

MACERICH VALLEY VIEW LIMITED PARTNERSHIP, a California limited partnership

MACERICH VALLEY VIEW GP CORP., a Delaware corporation

MACERICH VALLEY VIEW ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH VALLEY VIEW ADJACENT GP CORP., a Delaware corporation

MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a California limited partnership

MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation

SDG MACERICH PROPERTIES, L.P., a Delaware limited partnership

SM PORTFOLIO LIMITED PARTNERSHIP, a California limited partnership

WEST ACRES DEVELOPMENT, a North Dakota general partnership
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